UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☒	Soliciting Material Pursuant to § 240.14a-12

INVENSENSE, INC.

(Name of Registrant as Specified In Its Charter)

TDK CORPORATION

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by TDK Corporation Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 Subject Company: InvenSense, Inc. Commission File No.: 001-35269

Attracting tomorrow tdk

Promotion of Growth Strategy through

Acquisition of InvenSense

TDK Corporation

Presentation for Investors, Financial Analysts and Press

December 21, 2016

Copyright© 2016 TDK Corporation. All rights reserved.

Attracting Tomorrow TDK

Key Parameters

Total cost of acquisition	◆ Equity value: USD 1.3 billion (Approximately 157.2 billion yen)[(1)] to acquire 100% of InvenSense shares ◆ Enterprise value: USD 1.2 billion (Approximately 145.6 billion yen)[(1)]
Price per share for acquisition	◆ Price per share USD 13.00 ◆ USD 13.00 per share, representing a 19.9% premium to InvenSense's closing share price on December 20, 2016 and a 52.4% premium to its 60-day volume-weighted average trading price as of December 20, 2016
Funding for acquisition	◆ Transaction will be financed with cash-on-hand
Approval process and expected closing	◆ Obtain approval from InvenSense's shareholders ◆ Obtain required regulatory approvals ◆ Completion of the transaction is expected in second quarter of the fiscal year ending March 31, 2018

(1) Converted at 1USD = 118 yen (as of December 20, 2016)

Copyright© 2016 TDK Corporation. All rights reserved.

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Provide customers with more complete portfolio of non-optical sensors by adding InvenSense’s inertial sensor

Provide high performance (multi-functional and compact) products that meet customers’ needs through creating sensor fusion

Create highly value-added solutions through integration with software to fully utilize the sensors

Inertial sensor segment is the largest segment for non-optical sensors and a high level of growth is expected for AR/VR(1), automotive and industrial sectors

InvenSense is a global strong player in inertial sensors and it expects to gain competitive advantage in future high growth sectors

Innovative software developed in-house is one of the factors that encourages InvenSense’s growth, and it will contribute to the development of highly value- added solutions in the future

Further strengthen InvenSense’s position in ICT and IoT by utilizing the cooperation between TDK and Qualcomm

Accelerate development for automotive and industrial purposes through InvenSense’s products and technologies and TDK’s channels and know-how

Roll out both companies’ technologies and products with high added-value through development of solutions that include fusion sensor and software

[Graphic Appears Here]

Strategic Rationale for the Transaction

Strengthen our position as a global strong player in sensor solution

Acquisition of inertial sensor technology and software

Creation of synergy through mutual utilization of expanded technologies and channels

Copyright© 2016 TDK Corporation. All rights reserved.

(1) AR: Augmented Reality.?VR: Virtual Reality.

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TDK Growth Strategy:

Strategic Growth Products for the fields of IoT

Strengthen the sensors that are strategic growth products in IoT through the acquisition

Further expand the business opportunity and establish a firm position in the fields of IoT

Internet of Things (IoT)

Priority Areas

Automotive ICT(1) Industrial equipment / Energy Strategic growth products

1. Sensors Actuators

Magnetic Temperature Pressure Other sensors OIS

2. Energy units

DC-DC converters Batteries On-board chargers Wireless power transfer Inverter

3. Next-generation electronic components

Thin film components Compound-components SESUB

Invensense

(1) Information and Communication Technology.

Copyright© 2016 TDK Corporation. All rights reserved.

Attracting Tomorrow TDK

Creates Global Major Sensor Platforms for Customers

- Acquisition of InvenSense is expected to enable TDK to offer even higher added value to customers by widening the product portfolio as well as facilitating it to work with materials and solutions



InvenSense
TDK
Customers & Partners
Solution/Software
Module
Sensors
Materials
TDK
TMR(1)/GMR(2)
Microphone
Humidity
MICRONAS
Hall
Gas
EPCOS
Pressure (Automotive)
Temperature
InvenSense
Gyro
Accel
Fusion
Ultrasonic
Environmental (ICT)
Imaging
Fingerprint
Sound
Navigation

(1) Tunnel Magneto Resistance effect.
(2) Giant Magneto Resistance effect.

Copyright© 2016 TDK Corporation. All rights reserved.

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InvenSense Inertial Sensors Fill a Gap in TDK’s Product Offering

Inertial sensors have the largest segment size in the non-optical sensor segment

Inertial sensors have a wide range of application and customers, essential technology for building the whole sensor strategy for TDK

Promote development and sales of new products by combining and accelerating development of the sensor technologies of both companies

Global non-optical sensor segment forecast (by sensor type)

($mm)

14,000 12,000 10,000 8,000 6,000 4,000 2,000 0

Others Ultrasonic Temperature Magnetics Pressure

(Automotive)

Inertial

2016 2017 2018 2019 2020

Tdk

Invensense

Epcos

Micronas

Tronics

Microsystems

Copyright© 2016 TDK Corporation. All rights reserved.

(TDK estimate)

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InvenSense Overview

InvenSense has grown substantially in the last 10 years around its core product inertial sensors

Summary 2016/3 sales

Summary of business activities: Development, fabless manufacture and sale of various sensors including inertial, environmental, microphone, and ultrasonic sensors etc., as well as control software

Established: June 2003 Date listed on New York Stock Exchange: November 2011 Headquarters: San Jose, California Number of employees: 675 (Oct. ‘16) Sales (2016/3) : $418 million

By region By application

Rest of world Japan Taiwan 2% 5% 5%

Korea 19% 45%

United States

China 24%

Optical Image Stabilization

20%

IoT and

Other 16% 64% Smartphone and Tablet Devices

($mm) Historical sales

450 418 400 372

350

300 253 250 209 200 153

150

97

100 80

50 29

3 8

0

2007/3 2008/3 2009/3 2010/3 2011/3 2012/3 2013/3 2014/3 2015/3 2016/3

2009/3-2016/3 cagr: 46%

Copyright© 2016 TDK Corporation. All rights reserved.

Attracting tomorrow tdk

InvenSense Overview

Extensive track record of business achievements in mobile, wearables, gaming equipment and camera image stabilization    Partnership to expand their sensor business into automotive field which includes ADAS field    High performance products can be manufactured at a low cost due to unique CMOS and MEMS manufacturing process

Worldwide strong player in inertial sensor fields

Expand InvenSense business into auto fields

Imaging Gaming Major Player Over 2.0 Billion Units Shipped(1)

Wearable

>60%

World Consumer

6-axis Market Mobile Home Drones Automotive

Expand InvenSense’s customer base in the automotive fields including ADAS(2) market and provide the industry’s smallest 6-axis inertial sensor

Proprietary unique MEMS technology platforms

Inertial membrane fingerprint sensors markets audio fusion imaging navigation mems soc platform sensor studio

High performance MEMS devices can be developed using InvenSense’s own CMOS(3) and MEMS(4) technology

(1) Total inertial units shipped.

(2) Advanced Driver Assistance Systems. (3) Complementary Metal Oxide Semiconductor. (4) Micro Electronics Mechanical System.

Copyright© 2016 TDK Corporation. All rights reserved.

Attracting Tomorrow TDK

InvenSense Overview

- Since its establishment in 2003, InvenSense has been developing a wide-ranging portfolio including inertial sensors and microphone sensor technologies
- InvenSense owns advanced software and algorithms, providing sensor solutions that are beyond being a simple component

History of innovation at InvenSense

- **2003** Founded
- **2006** World's First Consumer OIS
- **2009** Motion Gesture leadership
- **2010** World's First 6-Axis
- **2011** World's First 9-Axis Fusion
- **2013** World's First 9-Axis
- **2014** Flagship Win World's 1st ARM+DSP Hub
- **2015** 1B units shipped World's First Dual interface 6-Axis
- **2016** #1 Consumer Motion HIS Q1'16 MEMS Report

Software/algorithm technology

EIS (Electronic Image Stabilization)



Location/Navigation software


IPL
The InvenSense Positioning Library
Driving
Pedestrian
Indoor

Copyright© 2016 TDK Corporation. All rights reserved.

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Attracting Tomorrow TDK

Synergies in ICT/IoT

- Opportunity to further strengthen InvenSense's presence in ICT and IoT by utilizing the cooperation between TDK and Qualcomm around RF360

TDK InvenSense × TDK × Qualcomm

49% | 51%

RF360 Holdings Singapore Pte. Ltd.
(Newly established JV)[1]

- Wireless Communication
- SAW
- BAW
- High frequency filter module etc.

+

Technical Cooperation
Passive components, Batteries, Wireless power transfers, Sensors, MEMS etc.

Strengthen the presence in ICT/IoT sector further


Mobile
Drones
Virtual / Augmented Realty
Wearables
Home Automation
Automotive EV / Self-Driving Vehicles
Industrial Robotics / Artificial Intelligence

(1) Joint venture to enable delivery of RF front-end (RFFE) modules and RF filters into fully integrated systems for mobile devices and fast-growing business segments, such as Internet of Things (IoT), drones, robotics, automotive applications and more, under the name RF360 Holdings Singapore PTE. Ltd.

Copyright© 2016 TDK Corporation. All rights reserved.

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Synergies in Automotive

- Accelerate the growth in the automotive sector for InvenSense products including inertial sensors through utilization of TDK customer base for OEM/Tier 1 and know-how

InvenSense

Inertial, Microphone, Fingerprint, etc.


Motion


TDK
TDK Automotive-related sales
(JPY 100mm)
% to total company sales
2,000
1,500
1,000
500
0
20%
15%
10%
5%
0%
8.0%
16.7%
582
1,919
2009/3
2016/3

Accelerates expansion in sensor business for automotive industry


Driver Facing Image Stabilization
Accurate Location for V2V
Theft Detection
e911 Location
Lift Gate Motion Detection
Navigation Dead / Reckoning
Exterior Cameras Image Stabilization
Adaptive Front-lighting
Rollover Detection
Roll Stability Control
Adaptive Cruise Control
Pitch Stability Control
Traction Control
Electronics Stability Control
MIC KWD Access / Awareness
MIC Noise Cancelation
Driver / Passenger Authentication
Motion & Movement Detection
Motion Chassis Control
Microphone Sensor Systems
Fingerprint Detection

Copyright© 2016 TDK Corporation. All rights reserved.

11

Attracting Tomorrow TDK

Synergy in Sensor Fusion / Solution

- Sensor fusion combines multiple sensors, information processing capabilities through software algorithms, resulting in creation of new sensor solutions


Information sensing
Information processing through software/algorithms
Information utilization
Sensor Fusion
Sensor Solution
InvenSense
Inertial
Microphone
Ultrasonic
Fingerprint
Environmental
Gyro
Acceleration
TDK
TMR
Pressure
Temperature
IPL
InvenSense
Map information
Wireless Communication
RF360
Wireless Communication
RF360
Solar Battery, EDLC, Li-Battery, etc.
Ex. Indoor Navigation
Ex. IoT, Sensor Network, Machine Health
Ex. Energy Harvesting Sensor Node

Copyright© 2016 TDK Corporation. All rights reserved.

12

Attracting Tomorrow TDK

Expansion Strategy for Sensor Business at TDK

- Offer a fuller range of sensor products and technology through acquisitions of Micronas, Tronics and InvenSense in addition to magnetic, pressure, and temperature sensors at TDK
- (1) Utilization of TDK customer base and cooperation with Qualcomm, (2) creation of new added value (development of sensor fusion and sensor solution that combine multiple sensors) will expand TDK's sensor business



2020 Market Size Approx. $4bn
tronics microsystems
Expansion of inertial sensor business to automotive sector
Automotive & Industrial
MEMS
Inertial
1
Existing sensors
MICRONAS
Hall
Angle / Current / Gear tooth / Position
2020 Market Size Approx. $2bn
TDK's sensor business sales target
✓ Target at quadrupling sales to $2.0bn by FY2020
MEMS
Pressure
NTC / PTC
Temperature
TDK
TMR
Angle / Linear scale
Non-Magnetic MEMS
Magnetic
Newly acquired
MEMS
Microphone
TMR
Geomagnetic
1
InvenSense
MEMS
Inertial
Microphone
Ultrasonic (Fingerprint)
2
Development of sensor fusion and solutions (e.g. fusion between inertial sensors and magnetic sensors)
2020 Market Size Approx. $6bn
2020 Market Size Approx. $500mn
ICT(1)

(TDK estimates)

(1) Information and Communication Technology.

Copyright© 2016 TDK Corporation. All rights reserved.

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Sensor Business Sales Forecasts

Sensor business sales target: $2.0bn

2017/3 2018/3 2021/3

Copyright© 2016 TDK Corporation. All rights reserved.

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Additional Information and Where to Find It

In connection with the proposed transaction, TDK and InvenSense intend to file relevant materials with the United States Securities and Exchange Commission (the “SEC”). InvenSense will also file with the SEC a proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, InvenSense will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the InvenSense special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF INVENSENSE ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT TDK OR INVENSENSE FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TDK, INVENSENSE AND THE PROPOSED TRANSACTION. The proxy statement and other documents filed by InvenSense with the SEC may be obtained free of charge at InvenSense’s website at www.invensense.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from InvenSense by requesting them by mail at InvenSense, Inc., 1745 Technology Drive Suite 200, San Jose, California 95110, Attention: Investor Relations, or by telephone at (408) 501-2200. The documents filed by TDK with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from TDK by requesting them by mail at Shibaura Renasite Tower, 3-9-1 Shibaura, Minato-ku, Tokyo 108-0023, Japan, Attention: Investor Relations.

This communication does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. TDK, InvenSense, and certain of their directors, officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of InvenSense in connection with the proposed transaction. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of InvenSense’s stockholders in connection with the proposed transaction, and any direct or indirect interests, by security holdings or otherwise, they have in the proposed transaction, will be set forth in InvenSense’s definitive proxy statement when it is filed with the SEC. Information regarding InvenSense’s directors and executive officers and their ownership of InvenSense’s securities is set forth in the definitive proxy statement for InvenSense’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on July 29, 2016, and its Annual Report on Form 10-K for the fiscal year ended April 3, 2016, which was filed with the SEC on May 25, 2016. These documents may be obtained free of charge at the SEC’s website at www.sec.gov.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements that address a variety of subjects including, for example, the expected timetable for closing of the transaction between TDK and InvenSense, the expected benefits and synergies of the transaction, TDK’s and InvenSense’s plans, objectives and expectations and TDK’s expected product offerings, product development, marketing position and technical advances resulting from the transaction. Statements that are not historical facts, including statements about beliefs, plans and expectations, are forward-looking statements. Such statements are based on current expectations and are subject to a number of factors and uncertainties, are not historical facts and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include statements that reflect the current expectations, estimates, beliefs, assumptions, and projections of TDK’s senior management about future events with respect to InvenSense’s business and its industry in general. Statements that include words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “targets” and variations of these words (or negatives of these words) or similar expressions of a future or forward-looking nature identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Actual results could differ materially from those projected or forecast in the forward-looking statements. The following important factors and uncertainties, among others, that could cause actual results to differ materially from those described in these forward looking statements include, without limitation: the parties’ ability to satisfy the conditions precedent to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals, including the potential for regulatory authorities to require divestitures in connection with the proposed transaction; the occurrence of any event that could give rise to the termination of the merger agreement; unanticipated difficulties or expenditures relating to the proposed transaction; legal proceedings that may be instituted against TDK or InvenSense and others following announcement of the proposed transaction; disruptions of current plans and operations caused by the announcement or pendency of the proposed transaction; the risk that expected benefits, synergies and growth prospects of the transaction may not be achieved in a timely manner, or at all; the risk that InvenSense’s business may not be successfully integrated with TDK’s following the closing; potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; and the response of customers, distributors, suppliers and competitors to the announcement of the proposed transaction. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the proxy statement when it becomes available and InvenSense’s filings with the SEC, including the risk factors contained in InvenSense’s most recent Annual Report on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain. TDK and InvenSense assume no obligation to update the information in this communication, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Copyright© 2016 TDK Corporation. All rights reserved.

Attracting tomorrow tdk

Tdk

Copyright© 2016 TDK Corporation. All rights reserved.

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